(ICON)

Prudential
Mortgage
Income
Fund, Inc.


ANNUAL
REPORT
Dec. 31, 1996

(LOGO)

Prudential Mortgage Income Fund, Inc.
Performance At A Glance.
Long-term interest rates fluctuated throughout much of 1996, ending the year higher than they began it. That limited bond investors' gains. Mortgage backed securities fared better than U.S. government and corporate bonds, but total returns were still subdued because bond prices fall when interest rates rise. Your Prudential Mortgage Income Fund produced positive and competitive returns when compared to the average U.S. mortgage fund tracked by Lipper Analytical Services in 1996.

Cumulative Total Returns1                                      As of 12/31/96
                                     One      Five    Ten      Since
                                     Year     Years   Years  Inception2
               Class A               4.1%     31.7%    N/A      62.0%
               Class B               3.5      27.7    84.8%    240.6
               Class C               3.5       N/A     N/A      17.3
  Lipper U.S. Mortgage
              Fund Avg3              3.9       31.1   103.4      **

Average Annual Total Returns1                                 As of 12/31/96
                                   One      Five        Ten         Since
                                   Year     Years       Years      Inception2
              Class A             -0.1%     4.8%          N/A          6.6%
              Class B             -1.5      4.9 (4.8)4    6.3%         8.7 (8.6)4
              Class C              2.5      N/A           N/A          6.8

Dividends & Yields                       Total Dividends              30-Day
As of 12/31/96                           Paid for 12 Mos.           SEC Yield
                      Class A              $0.90                  5.60% (5.40)4
                      Class B              $0.81                  5.24  (5.04)4
                      Class C              $0.81                  5.24  (5.04)4

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a declining, six-year contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.
2Inception dates: 1/22/90 Class A; 3/25/82 Class B; 8/1/94 Class C.
3The Lipper U.S. Mortgage Fund average includes 59 funds for one year, 24 funds for five years and 16 funds for 10 years.
4The numbers in parentheses () show the Fund's average annual total returns and 30-day SEC yields without waiver of management fees and/or expense subsidization.
**Lipper since inception returns are:
Class A: 66.0% for 21 funds; Class B: 290.2% for three funds; and Class C:
18.9% for 55 funds. Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

How Investments Compared.
    (As of 12/31/96)
         (CHART)

  U.S  .  General   General     U.S.
  Growth    Bond   Muni Debt   Taxable
  Funds    Funds    Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.
U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.
General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.
General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.
Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy and Sharon A. Fera, Fund Managers

Portfolio
Managers'                       (PICUTRE)                (PICTURE)
Report
The Prudential Mortgage Income Fund seeks a high level of income over the long term by investing primarily in a portfolio of mortgage backed securities including those issued by the Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA). It may also invest in obligations using mortgages as collateral as well as other U.S. government obligations, corporate debt, and high quality money market instruments. The Fund's credit quality is investment grade and the effective maturity is generally in the intermediate-term range. There can be no assurance that the Fund will achieve its investment objective.
Strategy Session.
A Bumpy Ride.
Bond investors faced a bumpy ride early in 1996 as interest rates rose sharply and surging economic growth rekindled fears of rising inflation. A strong employment report released in March startled many investors who had expected slow growth. Data suggesting otherwise confused investors, with many selling their bonds in response. By early summer, the bond market started to recover. Investor confidence was buoyed as economic growth seemed to moderate and inflation remained benign.
What actually happened? We know now that the economy was accelerating very quickly. Second quarter Gross Domestic Product (GDP), the total value of goods and services produced by the U.S. and a widely used barometer for growth, was a strong 4.1%. By the third quarter, the growth spurt fizzled and GDP fell to 2.1%. Bonds rallied as interest rates fell. Given these conditions, our strategy was to keep our duration flexible while seeking attractive yields and/or price appreciation potential in commercial mortgages and other asset backed securities. (Duration is a measure of a fund's sensitivity to changes in interest rates. When interest rates decline, a longer duration helps the Fund appreciate more. When rates rise, a shorter duration helps protect principal.) As interest rates shifted, we adjusted our duration (it ranged from 3.3 years to 4.2 years during the year) so we could respond to changing market conditions.

New Co-Manager Named.
Sharon Fera was named as co-manager of your Fund in late spring. She is responsible for day-to-day Fund operations while Barbara Kenworthy provides overall portfolio direction. Sharon most recently was a fixed-income portfolio manager at Aetna Life & Casualty and brings more than 10 years of fixed-income investment experience to your Fund.

       Portfolio Breakdown.
  Expressed as a percentage of
total investments as of 12/31/96.
            (CHART)

What Went Well.
Out-of-Favor Looked Favorable To Us.
Identifying out-of-favor securities helped your Fund to enhance return. These were securities which offered attractive prices and returns but were overlooked by investors. Three areas offered opportunity: Longer term
(10 year) asset backed securities; older, previously issued GNMA and FNMA securities; and commercial mortgage backed securities.
- We saw value in longer term (10-year) asset backed securities because they came with the highest credit rating (AAA) and offered yields which at 7.8% were nearly 1.5 percentage points higher than comparable 10-year Treasurys
(as of December 31, 1996). These securities were overlooked by investors who preferred asset-backed issues with shorter maturities of five years.
- We increased our holdings in older FNMA securities. These were seasoned mortgages, meaning they were previously issued and thus less subject to prepayment risk. (Historically, older mortgages are not as frequently refinanced.) In addition, these holdings came with the highest credit rating (AAA) and offered attractive yields.
- Your Fund also realized income from commercial mortgage backed securities (2.6% of assets as of December 31, 1996). These securities, whose yields ranged from 2.6 to 3 percentage points higher than comparable 5-year
Treasurys yielding 6.31% (as of December 31, 1996), offered attractive interest payments during the reporting period.
Less Meant More.
All of our mortgage backed securities became more valuable in 1996 because prepayment risk fell. Prepayment risk is the danger that homeowners will refinance existing mortgages to capture lower interest rates. When mortgages are prepaid, mortgage backed securities investors are forced to reinvest at lower rates. This was a concern for your Fund early in the year. Fortunately, as interest rates rose, prepayments fell, preserving the value of your Fund's mortgage backed securities which comprised 77% of assets on December 31, 1996. And Not So Well.
Could've. Would've. Should've.
We could have anticipated rising interest rates more than we did earlier in the year. We, and many others, were surprised at how far and fast interest rates jumped, especially by mid-year when the yield on the 30-year U.S. Treasury hit 7.2% rising nearly a full percentage point higher than the end of 1995 (the yield fell to 5.9% by year-end). If we had correctly anticipated this, we would have adjusted our duration more quickly and that should have lessened the effects upon the value of your Fund's shares.
Looking Ahead.
We are cautiously optimistic. Interest rates have stabilized somewhat, but we believe that the uncertainty in the U.S. bond markets is not over yet.
The economy apparently ended the year growing at a relatively moderate, non-inflationary pace. However, we remain unconvinced that a clear economic trend has been established. Accordingly, we must remain vigilant to changing market conditions and will continue to pursue a moderate course for your Fund, keeping our duration flexible while looking for attractive investment opportunities as they become available.
-----------------------------------------------------------------------------
                                                                           1
President's Letter                                           February 3, 1997

(PICTURE)
Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 - only weeks after breaking the 6000 mark in mid-October - and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.
This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.
Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:
- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.
- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.
- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996.
The IRS deadline is April 15, 1997, but it's best to act sooner.
Why not contact your Financial Advisor or Registered Representative today?
If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,


Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
----------------------------------------------------------------------------
2

Portfolio of Investments as of
December 31, 1996                   PRUDENTIAL MORTGAGE INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Government Obligations--9.2%
             Obligations--9.2%United States
               Treasury Bonds,
$   2,500    7.125%, 2/15/23                        $   2,610,150
             United States Treasury Notes,
    3,000    5.875%, 11/30/01                           2,956,410
    7,000    7.00%, 7/15/06                             7,272,370
    3,500    12.375%, 5/15/04                           4,721,710
                                                    -------------
             Total U.S. government obligations
               (cost $17,963,320)                      17,560,640
                                                    -------------
------------------------------------------------------------
U.S. Government Agency Mortgage
Pass-Through Obligations--77.4%
             Federal National Mortgage
               Association,
        8    7.00%, 4/01/08                                 8,200
   28,695    7.50%, 3/01/24 - 9/01/25                  28,829,110
   25,337    8.00%, 10/01/24 - 12/01/26                25,825,609
             Government National Mortgage
               Association,
   14,185    7.00%, 11/15/22 - 12/15/23                13,946,413
   23,930    7.50%, 7/15/07 - 6/15/25                  24,195,141
   36,890    8.00%, 2/15/04 - 11/15/25                 37,875,153
   15,718    9.00%, 4/15/01 - 4/15/25                  16,760,838
                                                    -------------
             Total U.S. government agency
               mortgage pass-through obligations
               (cost $145,076,075)                    147,440,464
                                                    -------------
------------------------------------------------------------
Collateralized Mortgage Obligation--2.6%
             Merrill Lynch Mortgage Investors,
               Inc.,
   53,874    Ser. 1996-C2, 1.5289%, 11/21/28,
               (Interest Only)
               (cost $4,906,712)                        4,908,751
                                                    -------------
Asset-Backed Securities--10.4%
             Deutsche Floorplan Receivables
               Master Trust,
 $  5,000    Ser. 1996-1, 5.625%,* 10/15/01         $   5,001,563
             Green Tree Financial Corp.,
   15,000    Ser. 1996-10, 7.30%, 11/15/28             14,707,031
                                                    -------------
             Total asset-backed securities
               (cost $19,990,625)                      19,708,594
                                                    -------------
             Total long-term investments
               (cost $187,936,732)                    189,618,449
                                                    -------------
SHORT-TERM INVESTMENTS
------------------------------------------------------------
Repurchase Agreement
             Joint Repurchase Agreement Account,
      123    6.609478%, 1/02/97
               (cost $123,000)                            123,000
                                                    -------------
------------------------------------------------------------
Total Investments--99.6%
             (cost $188,059,732)                      189,741,449
             Other assets in excess of
               liabilities--0.4%                          683,638
                                                    -------------
             Net Assets--100%                       $ 190,425,087
                                                    -------------
                                                    -------------

---------------
* Rate shown reflects current rate of variable rate instrument.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----
Statement of Assets and Liabilities        PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $188,059,732)...............................................................        $ 189,741,449
Interest receivable.....................................................................................            1,436,647
Receivable for Fund shares sold.........................................................................              122,199
Deferred expenses and other assets......................................................................                5,417
                                                                                                              -----------------
   Total assets.........................................................................................          191,305,712
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................               93,100
Accrued expenses........................................................................................              302,257
Payable for Fund shares reacquired......................................................................              276,503
Distribution fee payable................................................................................               81,871
Management fee payabe...................................................................................               62,596
Deferred Director's fees................................................................................               32,866
Dividends payable.......................................................................................               31,432
                                                                                                              -----------------
   Total liabilities....................................................................................              880,625
                                                                                                              -----------------
Net Assets..............................................................................................        $ 190,425,087
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     133,796
   Paid-in capital in excess of par.....................................................................          213,351,908
                                                                                                              -----------------
                                                                                                                  213,485,704
   Undistributed net investment income..................................................................              139,997
   Accumulated net realized loss on investments.........................................................          (24,882,331)
   Net unrealized appreciation on investments...........................................................            1,681,717
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 190,425,087
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($93,554,674 / 6,565,071 shares of common stock issued and outstanding)...........................               $14.25
   Maximum sales charge (4.0% of offering price)........................................................                  .59
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $14.84
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($96,016,197 / 6,754,418 shares of common stock issued and outstanding)...........................               $14.22
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($854,216 / 60,091 shares of common stock issued and outstanding).................................               $14.22
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest..............................      $15,686,706
                                            -----------------
Expenses
   Management fee........................        1,021,621
   Distribution fee--Class A.............          140,648
   Distribution fee--Class B.............          823,594
   Distribution fee--Class C.............            5,595
   Transfer agent's fees and expenses....          422,000
   Custodian's fees and expenses.........          313,000
   Reports to shareholders...............          108,000
   Registration fees.....................           77,000
   Audit fee and expenses................           54,000
   Directors' fees and expenses..........           51,000
   Legal fees and expenses...............           35,000
   Franchise taxes.......................           22,000
   Miscellaneous.........................           14,956
                                            -----------------
      Total expenses.....................        3,088,414
   Less: Management fee waiver...........         (128,997)
                                            -----------------
      Net expenses.......................        2,959,417
                                            -----------------
Net investment income....................       12,727,289
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions..........................          186,036
Net change in unrealized
   appreciation/depreciation of
   investments...........................       (6,315,745)
                                            -----------------
Net loss on investments..................       (6,129,709)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 6,597,580
                                            -----------------
                                            -----------------


PRUDENTIAL MORTGAGE INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 12,727,289    $ 14,237,495
   Net realized gain on
      investments.................       186,036       4,861,866
   Net change in unrealized
      appreciation/depreciation of
      investments.................    (6,315,745)     14,956,033
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     6,597,580      34,055,394
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,930,278)     (5,693,222)
      Class B.....................    (6,261,553)     (8,509,991)
      Class C.....................       (42,633)        (34,282)
                                    ------------    ------------
                                     (12,234,464)    (14,237,495)
                                    ------------    ------------
   Dividends to shareholders in
      excess of net investment
      income
      Class A.....................            --        (460,031)
      Class B.....................            --        (480,301)
      Class C.....................            --          (2,442)
                                    ------------    ------------
                                              --        (942,774)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold......     8,736,035      12,534,281
   Net asset value of shares
      issued in reinvestment of
      dividends...................     7,670,064       8,784,795
   Cost of shares reacquired......   (45,644,609)    (69,607,739)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (29,238,510)    (48,288,663)
                                    ------------    ------------
Total decrease....................   (34,875,394)    (29,413,538)
Net Assets
Beginning of year.................   225,300,481     254,714,019
                                    ------------    ------------
End of year.......................  $190,425,087    $225,300,481
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,095,196 of undistributed net investment income at December 31, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
-----                                  6
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. As of September 1, 1996 PMF has agreed to waive a portion, (.20 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $128,997 ($0.01 per share; .20% of average net assets, annualized) until further notice. The Fund is not required to reimburse PMF for such waiver.
The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI'') which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $35,500 in front-end sales charges resulting from sales of Class A shares for the year ended December 31, 1996. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the year ended December 31, 1996, it received approximately $263,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $307,000 for the services of PMFS. As of December 31, 1996, approximately $24,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1996 aggregated $129,782,538 and $134,951,356, respectively.
The cost basis of investments for federal income tax purposes is substantially the same as the basis for financial reporting purposes and, accordingly, as of December 31, 1996 net unrealized appreciation of investments for federal income tax purposes was $1,681,717 (gross unrealized appreciation--$2,664,184; gross unrealized depreciation--$982,467).
The Fund had a capital loss carryforward as of December 31, 1996 of approximately $21,942,300 of which $3,073,700 expires in 1997, $2,647,800 expires in 1998 and $16,220,800 expires in 2002. Such carryforward is after utilization of approximately $1,853,500 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended December 31, 1996, approximately $1,272,500 of capital loss carryforward expired unused.
--------------------------------------------------------------------------------
                                                                         7 -----
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Fund will elect to treat net capital losses of approximately $1,667,500 incurred in the two month period ended December 31, 1996 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1996, the Fund has a .01% undivided interest in the joint account. The undivided interest for the Fund represents $123,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest is $349,151,276.
Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest is $69,375,117.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into three classes, designated Class A, Class B and Class C.
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1996:
Shares sold.........................     223,806   $   3,184,988
Shares issued in reinvestment of
  dividends and distributions.......     287,916       4,090,240
Shares reacquired...................  (1,327,376)    (18,847,332)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (815,654)    (11,572,104)
Shares issued upon conversion from
  Class B...........................     590,405       8,336,520
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (225,249)  $  (3,235,584)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1995:
Shares sold.........................     232,288   $   3,271,412
Shares issued in reinvestment of
  dividends and distributions.......     278,118       3,964,381
Shares reacquired...................  (2,365,659)    (33,244,174)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,855,253)    (26,008,381)
Shares issued upon conversion from
  Class B...........................   7,996,682     110,374,476
                                      ----------   -------------
Net increase in shares
  outstanding.......................   6,141,429   $  84,366,095
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended December 31, 1996:
Shares sold.........................     375,530   $   5,342,866
Shares issued in reinvestment of
  dividends and distributions.......     251,545       3,565,389
Shares reacquired...................  (1,892,789)    (26,787,821)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,265,714)    (17,879,566)
Shares reacquired upon conversion
  into Class A......................    (592,011)     (8,336,520)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,857,725)  $ (26,216,086)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1995:
Shares sold.........................     649,378   $   9,115,051
Shares issued in reinvestment of
  dividends and distributions.......     341,323       4,813,667
Shares reacquired...................  (2,581,546)    (36,305,288)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,590,845)    (22,376,570)
Shares reacquired upon conversion
  into Class A......................  (8,019,907)   (110,374,476)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (9,610,752)  $(132,751,046)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
-----                                  8
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1996:
Shares sold.........................      14,791   $     208,181
Shares issued in reinvestment of
  dividends and distributions.......       1,020          14,435
Shares reacquired...................        (665)         (9,456)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      15,146   $     213,160
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1995:
Shares sold.........................      10,317   $     147,818
Shares issued in reinvestment of
  dividends and distributions.......         475           6,747
Shares reacquired...................      (4,061)        (58,277)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       6,731   $      96,288
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                                                         9 -----
Financial Highlights                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A
                                                 -------------------------------------------------------
                                                                 Year Ended December 31,
                                                 -------------------------------------------------------
                                                  1996       1995(a)     1994(a)     1993(a)     1992(a)
                                                 -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 14.61     $ 13.50     $14.75      $ 15.07     $15.30
                                                 -------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................       .93(d)      .89        .90          .95       1.10
Net realized and unrealized gain (loss) on
   investment transactions....................      (.39)       1.18      (1.19)        (.21)      (.15)
                                                 -------     -------     -------     -------     -------
   Total from investment operations...........       .54        2.07       (.29)         .74        .95
                                                 -------     -------     -------     -------     -------
Less distributions
Dividends to shareholders from net investment
   income.....................................      (.90)       (.89)      (.90)        (.95)     (1.10)
Dividends to shareholders in excess of net
   investment income..........................        --        (.07)        --         (.11)      (.08)
   Tax return of capital distributions........        --          --       (.06)          --         --
                                                 -------     -------     -------     -------     -------
   Total distributions........................      (.90)       (.96)      (.96)       (1.06)     (1.18)
                                                 -------     -------     -------     -------     -------
Net asset value, end of year..................   $ 14.25     $ 14.61     $13.50      $ 14.75     $15.07
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
TOTAL RETURN(b):..............................      4.12%      15.53%     (2.01)%       4.97%      6.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).................   $93,555     $99,183     $8,762      $10,863     $9,045
Average net assets (000)......................   $93,766     $90,854     $9,874      $10,199     $6,651
Ratios to average net assets:
   Expenses, including distribution fees......      1.12%(d)    1.27%      1.13%        1.00%      1.00%
   Expenses, excluding distribution fees......       .97%(d)    1.12%       .98%         .85%       .85%
   Net investment income......................      6.56%(d)    6.27%      6.42%        6.42%      7.26%
For Class A, B and C Shares:
Portfolio turnover rate(c)....................        65%        193%       560%         134%        33%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Net of management fee waiver.
--------------------------------------------------------------------------------
-----                                  10     See Notes to Financial Statements.
Financial Highlights                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B                                Class C
                                                 ------------------------------------------------------------     --------
                                                                   Year Ended December 31,                Year Ended December 31,
                                                 ------------------------------------------------------------     --------
                                                   1996       1995(a)      1994(a)      1993(a)      1992(a)        1996
                                                 --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  14.57     $  13.47     $  14.71     $  15.04     $  15.27     $  14.57
                                                 --------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .85(e)       .82          .82          .87         1.02          .85(e)
Net realized and unrealized gain (loss) on
   investment transactions....................       (.39)        1.15        (1.19)        (.23)        (.16)        (.39)
                                                 --------     --------     --------     --------     --------     --------
   Total from investment operations...........        .46         1.97         (.37)         .64          .86          .46
                                                 --------     --------     --------     --------     --------     --------
Less distributions
Dividends to shareholders from net investment
   income.....................................       (.81)        (.82)        (.82)        (.87)       (1.02)        (.81)
Dividends to shareholders in excess of net
   investment income..........................         --         (.05)          --         (.10)        (.07)          --
Tax return of capital distributions...........         --           --         (.05)          --           --           --
                                                 --------     --------     --------     --------     --------     --------
   Total distributions........................       (.81)        (.87)        (.87)        (.97)       (1.09)        (.81)
                                                 --------     --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.22     $  14.57     $  13.47     $  14.71     $  15.04     $  14.22
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
TOTAL RETURN(b):                                     3.53%       14.78%       (2.57)%       4.29%        5.80%        3.53%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).................    $96,016     $125,463     $245,437     $319,401     $325,969         $854
Average net assets (000)......................   $109,812     $146,290     $279,946     $332,731     $295,255         $746
Ratios to average net assets:
   Expenses, including distribution fees......       1.72%(e)     1.87%        1.73%        1.60%        1.60%        1.72%(e)
   Expenses, excluding distribution fees......        .97%(e)     1.12%         .98%         .85%         .85%         .97%(e)
   Net investment income......................       5.95%(e)     5.82%        5.82%        5.82%        6.66%        5.95%(e)

                                                                  August 1,
                                                                   1994(c)
                                                                   through
                                                                 December 31,
                                                  1995(a)          1994(a)
                                                ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  13.47         $  14.01
                                                    ------           ------

Income from investment operations
Net investment income.........................         .81              .30
Net realized and unrealized gain (loss) on
   investment transactions....................        1.16             (.49)
                                                    ------           ------

   Total from investment operations...........        1.97             (.19)
                                                    ------           ------

Less distributions
Dividends to shareholders from net investment
   income.....................................        (.81)            (.30)
Dividends to shareholders in excess of net
   investment income..........................        (.06)              --
Tax return of capital distributions...........          --             (.05)
                                                    ------           ------

   Total distributions........................        (.87)            (.35)
                                                    ------           ------

Net asset value, end of year..................    $  14.57         $  13.47
                                                    ------           ------
                                                    ------           ------

TOTAL RETURN(b):                                     14.78%           (1.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).................        $655             $515
Average net assets (000)......................        $599             $460
Ratios to average net assets:
   Expenses, including distribution fees......        1.87%            1.82%(d)
   Expenses, excluding distribution fees......        1.12%            1.08%(d)
   Net investment income......................        5.72%            5.32%(d)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Annualized.
(e) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

Report of Independent Accountants          PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Mortgage Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Mortgage Income Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 27, 1997


Tax Information                            PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 5.79% of the dividends paid by Prudential Mortgage Income Fund, Inc. qualifies for such deduction.
We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
-----                                  12

Supplemental Proxy Information             PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Mortgage Income Fund, Inc. (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold, Robert F. Gunia, Harry A. Jacobs, Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.
(2) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.
(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1997.
The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                           Votes for               Votes against               Abstentions
                                                          ---------               -------------               -----------
(1)Edward D. Beach                                        7,519,202                       --                    249,802
   Eugene C. Dorsey                                       7,518,446                       --                    250,558
   Delayne D. Gold                                        7,517,460                       --                    251,544
   Robert F. Gunia                                        7,518,054                       --                    250,950
   Harry A. Jacobs                                        7,512,120                       --                    256,884
   Donald D. Lennox                                       7,515,326                       --                    253,678
   Mendel A. Melzer                                       7,519,156                       --                    249,848
   Thomas T. Mooney                                       7,520,609                       --                    248,395
   Thomas H. O'Brien                                      7,520,576                       --                    248,428
   Richard A. Redeker                                     7,520,345                       --                    246,659
   Nancy H. Teeters                                       7,514,516                       --                    254,488
   Louis A. Weil, III                                     7,520,588                       --                    248,416
(2)Investment Restrictions--unseasoned issuers            5,391,135                  411,674                    548,765
(3)Price Waterhouse LLP                                   7,308,654                   89,392                    370,958

--------------------------------------------------------------------------------
                                                                        13 -----

Getting The Most
From Your Prudential
Mutual Fund.

Some mutual fund shareholders won't ever read this - they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:
At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance - it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.
Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful - and not-so-successful - strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board. Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.
Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here - both realized and unrealized. Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it - through dividends and distributions - and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period. Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years. Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.
Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund - the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most
From Your Prudential
Mutual Fund.
How many times have you read these letters - or other financial materials -
and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.
Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.
Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.
Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price.
Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.
Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.
Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls - sometimes very suddenly - in response to changes in some specific interest rate, currency, stock or other variable.
Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.
Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.
Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.
Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.
Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.
Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.
Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.
Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Comparing A $10,000 Investment.                   Prudential Mortgage Income
Prudential Mortgage Income Fund, Inc. vs. the     Fund, Inc.
Lehman Mortgage-Backed Securities Index.          Lehman Mortgage-Backed Index

Average Annual
Total Returns
With Sales Load                                                   (CHART)
6.6% Since Inception                                           Best Year: 1995
4.8% for 5 Years                                               Worst Year: 1994
-0.1% for 1 Year
                                       (CHART)
Without Sales Load*                    CLASS A
7.2% Since Inception
5.7% for 5 Years (5.6)
4.1% for 1 Year

Average Annual
Total Returns
With Sales Load*                                                  (CHART)
8.7% Since Inception (8.6)                                     Best Year: 1995
6.3% for 10 Years                                              Worst Year: 1994
4.9% for 5 Years (4.8)
-1.5% for 1 Year
                                             (CHART)
Without Sales Load*                         (CLASS B)
8.7% Since Inception (8.6)
6.3% for 10 Years
5.0% for 5 Years
3.5% for 1 Year

Average Annual
Total Returns
With Sales Load
6.8% Since Inception
2.5% for 1 Year
                                         (CHART)
Without Sales Load                       CLASS C
6.8% Since Inception
3.5% for 1 Year
Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.
These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Mortgage Income Fund, Inc. (Class A, Class B and Class C) with a similar investment in the Lehman Mortgage-Backed Securities Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1990 for Class
A shares, in 1986 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
*Without waivers and expense subsidies the value of the $10,000 investment in the Fund and the Fund's average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).
The Lehman Mortgage-Backed Securities Index is a weighted index comprised of fixed-rate mortgage securities issued or backed by mortgage pools of GNMA, FNMA and FHLMC. The Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Lehman Mortgage-Backed Securities Index is not the only index that may be used to characterize performance of mortgage backed securities and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. OBrien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743915209	MF102E
743915100	Cat. #44400Q3
743915308